                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of September 28, 2001, is by and among MATRIX FINANCIAL SERVICES
CORPORATION, an Arizona corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"),
as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

                                    RECITALS

     A. The Borrower, the Lenders and U.S. Bank National Association, in its
capacities as a Lender and as Agent, entered into a Credit Agreement dated as of
September 29, 2000, as amended by that First Amendment to Credit Agreement dated as of March 5, 2001, that Second Amendment to Credit Agreement dated as of April
11, 2001 and that Third Amendment to Credit Agreement dated as of June 29, 2001
(as amended, the "Credit Agreement"); and

     B. The Borrower desires to amend certain provisions of the Credit
Agreement, and the Lenders and the Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit
Agreement, unless the context shall otherwise require.

     Section 2. AMENDMENTS TO CREDIT AGREEMENT.

          2.1 SECTION 1.01. The Credit Agreement is hereby amended by amending the definition of "SWINGLINE FACILITY AMOUNT" and "TERMINATION DATE"
     contained in Section 1.01 of the Credit Agreement to read in its entirety as follows:

               "SWINGLINE FACILITY AMOUNT": $48,000,000.

               "TERMINATION DATE": the earliest of (a) November 30, 2001, (b)
          the date on which the Commitments are terminated or reduced to zero pursuant to Section 2.01(g), or (c) the date on which the Commitments are terminated pursuant to Section 6.02.

          2.2 SECTION 2.02. The Credit Agreement is hereby amended by adding the following sentence to the end of Section 2.02(b)(i) (Payment of Interest):

               Payments of interest required pursuant to this Section 2.02 to a
          Lender may be reduced by reference to excess balances the Borrower may keep with a Lender, with such reductions made pursuant to, and under the terms of, a separate agreement to be executed by such Lender and the Borrower, and provided to the Agent.

          2.3 SCHEDULE 1.01(A). Schedule 1.01(a) to the Credit Agreement is
     hereby amended in its entirety to read as set forth in Schedule 1.01(a)
     attached to this Amendment, which is made a part of the Credit Agreement as
     Schedule 1.01(a) thereto.

     Section 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this
Amendment shall become effective provided the Agent shall have received at least five (5) counterparts of this Amendment, duly executed by the Company and all of the Lenders, and the Agent shall have received the following, each duly executed or certified:

          (a) This Amendment, duly executed by the Borrower.

          (b) A copy of the resolutions of the Board of Directors of the
     Borrower authorizing the execution, delivery and performance of this
     Amendment certified as true and accurate by its Secretary or Assistant
     Secretary, along with a certification by such Secretary or Assistant
     Secretary (i) certifying that there has been no amendment to the
     Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated September 29, 2000, and (ii)
     identifying each officer of the Borrower authorized to execute this
     Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          (c) Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any)
     with respect to this Amendment.

          (d) The Consent and Reaffirmation of Guaranty, duly executed by the
     Guarantor.

          (e) The Borrower shall have satisfied such other conditions as specified by the Agent and the Lenders, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this
     Amendment in connection with the Credit Agreement and the Amendment
     Documents.

     Section 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

          4.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The
     Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit

     Agreement, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Lenders.

          4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrower
     represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the
     Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any
     Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the
     Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the
     Agent.

          4.3 NO ADVERSE CLAIM. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Lenders with respect to the
     Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 5. AFFIRMATION OF CREDIT AGREEMENT AND PLEDGE AGREEMENT, FURTHER
REFERENCES. The Agent, the Lenders, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit
Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. The Borrower confirms to the Agent and the Lenders that the Borrower's obligations under the Credit Agreement, as amended by this
Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent and the Lenders under the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such document and any and all other documents and agreements entered into with respect to the obligations under the Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respect by the Borrower.
All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.
All of the terms, conditions,

provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the
Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

     Section 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

     Section 7. SEVERABILITY. Whenever possible, each provision of this
Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this
Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     Section 8. SUCCESSORS. The Amendment Documents shall be binding upon the
Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the
Agent and the successors and assigns of the Lenders and the Agent.

     Section 9. LEGAL EXPENSES. As provided in Section 8.03 of the Credit
Agreement, the Borrower agrees to reimburse the Agent, upon execution of this
Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment
Documents, and in enforcing the obligations of the Borrower under the Amendment
Documents, and to pay and save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the
Borrower shall survive any termination of the Credit Agreement.

     Section 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     Section 11. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment
Documents may execute any such agreement by executing a counterpart of such agreement.

     Section 12. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF
LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL
BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES. [THE REMAINDER OF THIS PAGE
IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                   MATRIX FINANCIAL SERVICES CORPORATION

                                   By /S/
                                      ----------------------------------------
                                   Its
                                       ---------------------------------------

                                   ADDRESS FOR NOTICES:
                                   -------------------
                                   2133 West Peoria
                                   Phoenix, Arizona  85029-4928
                                   Attention:  James K. Munford, President
                                   Telecopier Number:  (602) 749-2200

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By /S/
                                      ----------------------------------------
                                   Its
                                       ---------------------------------------

                                   ADDRESS FOR NOTICES:
                                   -------------------
                                   601 South Second Street
                                   Minneapolis, Minnesota 55402
                                   Attention:  Randall Baker
                                   Telecopier Number:   (612) 973-0826

                                   RESIDENTIAL FUNDING CORPORATION

                                   By /S/
                                      ----------------------------------------
                                   Its
                                       ---------------------------------------

                                   ADDRESS FOR NOTICES:
                                   -------------------
                                   1646 North California Boulevard
                                   Suite 400
                                   Walnut Creek, California 94596
                                   ATTN: Mitchell Nomura
                                   Telecopier Number: (925) 935-6424

             [Signature Page to Third Amendment to Credit Agreement]

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